PERRIN, HOLDEN & DAVENPORT CAPITAL CORP.
                                5 Hanover Square
                                Mezzanine Level
                            New York, New York 10004




June 26, 2002


Bruce Galton
President & CEO
Senesco Technologies, Inc.
303 George Street
Suite 420
New Brunswick. NJ 08901

Re: Financial Representation Agreement

Dear Bruce:

Under the terms and conditions of this  agreement,  Senesco  Technologies,  Inc.
(the "Company") agrees to engage Perrin, Holden & Davenport Capital (specifically, Joseph DiLustro & Chet Dubov) to perform various investment representation services for the Company during a ninety-day period commencing on July 1, 2002. These services shall primarily include: a research report on the Company, to represent the Company to institutional investment funds and as well as, to advise the Company on various strategic media options.

Our all-inclusive services shall include:

 o      PHDC Investment Brief
 o      PHDC Research Report (due between 7/15 & 7/31)
 o      Organize institutional investor meetings
 o      Arrange conference calls with institutional investors
 o      Provide follow-on research notes to the investment community
 o      Coordinate investor events with management
 o      Advise management on strategic media options

Accordingly, Senesco Technologies, Inc. agrees to pay Perrin, Holden & Davenport Capital the sum of $35,000 for the services to be provided under the three-month representation agreement. In addition, travel costs to visit John Thompson and related printing charges shall be reimbursed by the Company.


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                    PERRIN, HOLDEN & DAVENPORT CAPITAL CORP.
                                5 Hanover Square
                                Mezzanine Level
                            New York, New York 10004


The applicable payment schedule is as follows:

Due Dates:               Amount
----------               -------
7/15/02                 $ 20,000
8/1/02                     5,000
9/1/02                     5,000
10/1/02                    5,000

We can discuss an extension to our representation agreement as we approach the conclusion of the initial three-month phase, scheduled to conclude on October 1, 2002.

SincereIy,                                 Agreed and Accepted by
                                           Senesco Technologies, Inc.

/s/ Joseph DiLustro                        /s/ Bruce Galton
-------------------                        ----------------
Joseph DiLustro                            Bruce Galton
Senior Investment Banking Specialist       President & CEO